SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 15, 2015

JONES LANG LASALLE INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	001-13145	36-4150422
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of Incorporation)		Identification No.)

200 East Randolph Drive, Chicago, IL	60601
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (312) 782-5800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Jones Lang LaSalle Incorporated (the “Company”), following the recommendation by the Compensation Committee of the Board (the “Committee”), has approved (i) an amendment and restatement, dated as of July 15, 2015, of the Amended and Restated Stock Award and Incentive Plan (the “SAIP”) and the (ii) adoption of the GEB 2015-2020 Long-Term Incentive Compensation Program (the “GEB Plan”), pursuant to which certain executive officers may earn variable compensation during the six-year period from January 1, 2015 through December 31, 2020. The GEB Plan was adopted pursuant to the SAIP, which was previously approved by the shareholders of the Company. A summary of the changes to the SAIP and the terms of the GEB Plan is provided below. The summaries below of the changes to the SAIP and the terms of the GEB Plan do not purport to be complete and are qualified in their entirety by references to the complete SAIP attached as Exhibit 10.1, which has been marked to show the new changes compared to the previous version of the SAIP and is incorporated herein by this reference, and to the complete GEB Plan attached as Exhibit 10.2, which is incorporated herein by this reference.

Amended and Restated Stock Award and Incentive Plan

The following substantive changes (with capitalized terms having the meanings given to them in the SAIP) were made to the SAIP:

1)             If any shares subject to an Award are forfeited or cancelled or if an Award otherwise terminates without a distribution of shares to the Grantee, the shares of Stock with respect to such Award shall not, to the extent of any such forfeiture or cancellation, again be available for Awards under the Plan

2)             The exercise price for an Option, once awarded to a Grantee, may not be changed or repriced for any reason except in limited cases for stock splits and certain other corporate transactions.

3)             The minimum period for the vesting of any Award shall be at least twelve (12) months after the date of the Award.

4)             The exercise period for any SAR or Limited SAR shall not exceed ten (10) years from the date of grant.

5)             The Committee is authorized in its discretion, but not obligated, to grant Dividend Equivalents to Grantees with respect to a specified number of Restricted Stock Units. The Committee shall not grant Dividend Equivalents with respect to any of unearned Performance Shares, Stock Options or SARs.

6)             With respect to (i) each Award made to members of the GEB during 2013 and thereafter under any long-term incentive plans and (ii) each Award made to any Grantee on or after January 1, 2015, such Award will become vested on an accelerated basis only if such person’s employment is terminated by the Company after the Change of Control and before the Award would have vested according to its original terms.

7)             Standard Definitions of Retirement.

(i)                                     Effective for all Awards made prior to January 1, 2015, the standard definition of “Retirement” shall mean termination of employment when any one of the following conditions has been met: (1) being at least fifty-five (55) years old with at least ten (10) years of service to the Company and its Affiliates, (2) being at least fifty-five (55) years old and having any combination of age plus years of service to the Company and its Affiliates equal to at least sixty-five (65) or (3)  attainment of the statutory retirement age as defined within the country of the Grantee’s residence or citizenship, as applicable.

(ii)                                  Effective for all Awards made on or after January 1, 2015 to Grantees who were hired prior to January 1, 2015, the standard definition of “Retirement” for purposes of each such Award shall mean termination of employment when any one of the following conditions has been met:

(x)                                 For such Grantees who were 52 years old on January 1, 2015, (1) being at least fifty-five (55) years old with at least ten (10) years of service to the Company and its Affiliates, (2) being at least fifty-five (55) years old and having any combination of age plus years of service to the Company and its Affiliates equal to at least sixty-five (65) or (3)  attainment of the statutory retirement age as defined within the country of the Grantee’s residence or citizenship, as applicable.

(y)                                 For such Grantees who were 48 years old or older but younger than 52 years old on January 1, 2015, (1) being at least fifty-seven (57) years old with at least eight (8) years of service to the Company and its Affiliates, (2) being at least fifty-seven (57) years old and having any combination of age plus years of service to the Company and its Affiliates equal to at least sixty-five (65) or (3)  attainment of the statutory retirement age as defined within the country of the Grantee’s residence or citizenship, as applicable.

(z)                                  For such Grantees who were younger than 48 years old on January 1, 2015, (1) being at least sixty (60) years old with at least five (5) years of service to the Company and its Affiliates, (2) being at least sixty (60) years old and having any combination of age plus years of service to the Company and its Affiliates equal to at least sixty-five (65) or (3)  attainment of the statutory retirement age as defined within the country of the Grantee’s residence or citizenship, as applicable.

(iii)                               Effective for all Awards made to Grantees hired on or after January 1, 2015, the standard definition of “Retirement” for purposes of each such Award shall mean termination of employment when any one of the following conditions has been met: (1) being at least sixty (60) years old with at least five (5) years of service to the Company and its Affiliates, (2) being at least sixty (60) years old and having any combination of age plus years of service to the Company and its Affiliates equal to at least sixty-five (65) or (3) attainment of the statutory retirement age as defined within the country of the Grantee’s residence or citizenship, as applicable.

In the cases of each of clauses (i), (ii) and (iii) above, (1) the Company or the Committee may in its discretion impose on a Grantee additional conditions regarding non-competition and non-solicitation of clients and employees in order for the Grantee to realize the benefits relating to a qualified Retirement for purposes of this Plan and (2) in the case of one or more members of the GEB, the Board may in its discretion modify the terms of specific Awards to such person(s), to be reflected in the respective Award Agreements related to such Awards, so as to impose a different definition of “Retirement” from that which is set forth in this Plan.

Notwithstanding the foregoing, for grants made during 2015 under plans that had been implemented prior to 2015, “Retirement” shall have the meaning set forth in the Previous Plan.

8)          To the extent legally required, or if the Committee determines that any fraud or intentional misconduct by one or more Grantees caused the Company, directly or indirectly, to restate its financial statements, the Committee in its discretion may require reimbursement of any compensation paid or awarded to Grantees under the Plan, as well as cancel unvested Awards previously granted to such Grantees in the amount by which the Grantees’ respective compensation exceeded any lower payment that would have been made based on the restated financial results. The recoupment period would encompass any compensation paid under the Plan within 36 months prior to the restated financial restatement.

GEB 2015-2020 Long-Term Incentive Compensation Plan

The Committee has established the GEB Plan for the six-year period from January 1, 2015 through December 31, 2020.

The purposes of the GEB Plan (with capitalized terms having the meanings given to them in the GEB Plan) are to:

(i)                       Provide an incentive to the Participants to plan, develop and execute the long-term strategic goals of the Company,

(ii)                    Align the interests of the Participants with the interests of Company shareholders, including a mechanism for delivering direct equity ownership in the Company to the Participants, and

(iii)                Attract and retain executive talent in a highly competitive labor market.

The GEB Plan is intended to be a variable compensation plan under the SAIP. Eligible Participants are members of the Company’s Global Executive Board and such other executives and key contributors as the Committee may designate from time to time. No individual will have an automatic right to participate in the Plan.

Prior to March 30 of each year, the Company’s CEO will recommend employees to the Committee for participation in the Plan and their respective specific levels of proposed participation. As and to the extent determined by the Committee as part of the annual compensation planning process for

Participants, the Chief Executive Officer of LaSalle will participate in the GEB Plan as well as the LaSalle Long-Term Incentive Plan, as amended from time to time.

For purposes of the GEB Plan, performance will be based on the following three Performance Measures as of the end of each calendar year (each, a “Performance Period”):

1) Earnings before Interest, Tax, Depreciation and Amortization (“EBITDA”).

EBITDA will be derived from the Company’s consolidated financial statements prepared pursuant to generally accepted accounting principles as in effect from time to time and reported in the Company’s annual report on Form 10-K. The Committee reserves the right in its discretion to exclude any income or to include any expense items of a nonrecurring, unusual, or non-operational nature. Examples include (i) the consequences of a significant acquisition, (ii) certain impairment charges, and (iii) incentive fees and equity earnings.

2) Relative Total Shareholder Return (“TSR”). The Company’s TSR will be ranked versus the companies in the Russell 3000 Index.  The Company’s TSR will be calculated in the first quarter of the year following each Performance Period and in the manner provided for in the GEB Plan.

3) 2020 Long-Term Objectives: The Company has established its 2020 Strategy (“2020”) to define its long term priorities and seek to achieve certain profit and growth goals designed to retain its position as one of the world’s leading real estate services and investment management companies. Company-wide and individual 2020 categories may include, but are not limited to, Growth and Profitability, Platform, Leadership, and Productivity.  Each year, in its discretion, based on information and recommendations from the CEO, the Committee determines the extent to which Company-wide and individual objectives have been accomplished, which determination is final.

Performance scores for 2020 objectives will be calculated annually based on progress on 2020 objectives.  The evaluation periods for EBITDA and Relative TSR will be cumulative based on the table below:

Evaluation Year	Evaluation Period
2015	2015
2016	2015, 2016
2017	2015, 2016, 2017
2018	2018
2019	2018, 2019
2020	2018, 2019, 2020

The funding target for the GEB Plan will be determined by the Committee by March 30th of each year and will be based on a percentage of EBITDA (the “GEB LTIP Pool”). The annual funding maximum will be 150% of target.

To differentiate performance achieved and the value of awards at the end of each Performance Period, each Performance Measure has been assigned a relative importance weighting as shown in the table below (each a “ Funding Target”):

Relative Importance To Overall Award Value
2020 Long- Term Objectives	EBITDA	Relative Total Shareholder Return	Total
50%	40%	10%	100%

For purposes of determining the value of an award under the Plan (an “Award”), each Participant will share in a specified percentage of the GEB LTIP Pool as established for each Performance Period. The aggregate percentage interests of all Participants shall not exceed 100%. Percentage interests that were initially assigned to a Participant at the beginning of a Performance Period and are forfeited upon the Participant’s termination of employment during that Performance Period may not be reallocated to other Participants for such Performance Period.

At the end of each Performance Period, the Committee shall review performance achieved on each Performance Measure that was established at the beginning of the Performance Period. A Participant’s award is determined from his or her share of the available GEB LTIP Pool and the relative achievement and weighting of each Performance Measure.

The payout for each Performance Measure will be determined by the payout curve as shown in the below.  Achievement between anchors will be interpolated.

2020 Workstream Score	Award as a % of Target	EBITDA as a % of Target	Award as a % of Target	Relative TSR Performance Percentile Ranking	Award as a % of Target
100	150%	120%	150%	90th P	150%
75	100%	100%	100%	60th P	100%
50	50%	80%	50%	30th P	50%

To the extent earned, Awards to members of the GEB other than the LaSalle Chief Executive Officer are anticipated to be made in restricted stock units (“RSU Awards”) for each Performance Period. In the case of the LaSalle Chief Executive Officer, Awards are anticipated to be made based on a notional investment in LaSalle’s assets under management on the terms and conditions to be determined by the Committee.

The vesting date (each a “Vesting Date”) for RSU Awards shall be determined as follows:  Subject to special consideration given for different termination events described below, one third (1/3) of any RSU Award will vest on the anniversary of the Award Date, one third (1/3) of any RSU Award will vest on the 2nd anniversary of the Award Date, and one third (1/3) of any RSU Award will vest on the 3rd anniversary of the Award Date. The Company intends to settle the vested restricted stock units in shares of Company common stock.  Once an RSU Award has vested, while remaining employed the Participant shall retain the shares of Company common stock for at least 12 months after the Vesting Date.

Treatment of RSU Awards upon certain events of termination and change of control are provided in the GEB Plan. Subject to special consideration given for such different termination, a Participant must be currently employed by the Company (or one of its subsidiaries) on a Vesting Date to vest in an RSU Award that vests on such Vesting Date unless the Participant has qualified for Retirement.

To the extent legally required, or if the Committee determines that any fraud or intentional misconduct by one or more Participants caused the Company, directly or indirectly, to restate its financial statements, the Committee may require reimbursement of any compensation paid or awarded to Participants under the Plan, as well as cancel unvested RSU Awards previously granted to such Participants in the amount by which the Participants’ respective compensation exceeded any lower payment that would have been made based on the restated financial results. The recoupment period would encompass any compensation paid under the Plan within 36 months prior to the financial restatement.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are included with this Report:

10.1                        Jones Lang LaSalle Incorporated Amended and Restated Stock Award and Incentive Plan, marked to show the changes made from the previous version of such Plan

10.2                        Jones Lang LaSalle Incorporated GEB 2015-2020 Long-Term Incentive Compensation Program

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2015	JONES LANG LASALLE INCORPORATED

	By:	/s/ Mark J. Ohringer
Name: Mark J. Ohringer
Title: Executive Vice President, Global General Counsel and Corporate Secretary

EXHIBIT INDEX

10.1                        Jones Lang LaSalle Incorporated Amended and Restated Stock Award and Incentive Plan, marked to show the changes made from the previous version of such Plan

10.2                        Jones Lang LaSalle Incorporated GEB 2015-2020 Long-Term Incentive Compensation Program